EXECUTION COPY
                                                                  EXHIBIT 10.2

                   FIRST AMENDMENT TO DEPOSIT TRUST AGREEMENT

     This First Amendment to Deposit Trust Agreement ("First Amendment") relating to the Amalgamated Collateral Trust, dated as of October 14, 2005, among ASC Holdings, Inc., a Utah Corporation (the "Depositor"), and Wilmington Trust Company, a Delaware banking corporation (in its individual capacity, "Wilmington"), and acknowledged by Snake River Sugar Company ("Secured Party"), an Oregon cooperative, amends that certain Deposit Trust Agreement (the "Deposit Trust Agreement") dated as of May 14, 1997 among Depositor, as a Certificateholder and as the Company Trustee, and Wilmington, as Resident Trustee. All references to this Deposit Trust Agreement shall mean the Deposit Trust Agreement, as amended by the First Amendment. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Deposit Trust Agreement.

     In consideration of the mutual agreements, covenants and representations contained herein, the parties hereto agree as follows:

Section 1.  DEFINITIONS.

     1.1. The following capitalized terms contained in Section 1.1 of this Deposit Trust Agreement are hereby amended in their entirety to read as follows:

"Collateral Agent" means Northwest Farm Credit Services, FLCA, in its capacity as the agent for the purchasers of the Senior Notes issued pursuant to the Note Purchase Agreement.

"Company Agreement" means the Amended and Restated Company Agreement of the LLC dated as of October 14, 2005, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time.

"Effective Date" has the meaning stated in Section 3.2 of this Deposit Trust Agreement.

"Note Purchase Agreement" means the Note Purchase Agreement dated as of October 17, 2005, among the Agent, Secured Party and the purchasers named therein, pursuant to which the Secured Party issued its Senior Notes, as they may hereafter be amended, supplemented, restated or otherwise modified from time to time.

"Senior Notes" means the 7.61% Senior Notes due September 30, 2012 in the original aggregate principal amount of $100 million, issued on October 17, 2005 by the Secured Party pursuant to the Note Purchase Agreement.

"Snake Pledge Agreement" means that certain Pledge and Security Agreement, dated as of October 17, 2005 between the Secured Party and the Collateral Agent pursuant to which the Secured Party has assigned to the Collateral Agent, for the benefit of the holders of the Senior Notes, as collateral security for the Secured Party's obligations under the Note Purchase Agreement, all of Secured Party's rights, titles and interest in, to and under (i) this Deposit Trust Agreement, (ii) the Snake River Loan Notes and (iii) the SPT Guaranty and all collateral granted to the Secured Party in connection with the SPT Guaranty and the Snake River Loan Notes, including, without limitation, the AGM Interest pledged to the Secured Party pursuant to the SPT Pledge Agreement and rights to certain distributions with respect thereto.

"SPT Guaranty" means the Second SPT Guaranty dated as of October 14, 2005 issued by the Trust in favor of Secured Party, as the same may be amended, supplemented, restated or otherwise modified from time to time.

"SPT Pledge Agreement" means the Second Pledge Agreement (SPT) dated as of October 14, 2005 between the Trust and Secured Party, as the same may be amended, supplemented, restated or otherwise modified from time to time.

"Valhi Entity Pledge Agreement" means the Second Amended and Restated Pledge Agreement dated as of October 14, 2005 between Depositor and Secured Party.

     1.2. The definitions of "Indemnification Pledge Agreement," "Voting Rights Agreement" and "Voting Rights Notice" contained in Section 1.1 of this Deposit Trust Agreement are each hereby deleted.

     1.3. References to the term "Note Purchase Agreements" in this Deposit Trust Agreement shall be deemed to be a reference to the Note Purchase Agreement. Sction 2. AMENDMENTS.

     2.1 Section 2.1(b). Section 2.1(b) of this Deposit Trust Agreement is hereby amended in its entirety to read as follows:

     "(b) The principal objects and purposes for which the Trust is created and established are (i) owning, managing, holding, encumbering and otherwise dealing with the Trust Property, (ii) issuing and selling the Certificates of Beneficial Interest and executing, delivering and performing this Deposit Trust Agreement, as amended by this First Amendment, (iii) executing and delivering the SPT Guaranty, the SPT Pledge Agreement and the Company Agreement, and performing its obligations thereunder, and (iv) engaging in any activities necessary, convenient or incidental to the foregoing."

     2.2 Section 2.4(a). Section 2.4(a) of this Deposit Trust Agreement is hereby amended in its entirety to read as follows:

     "(a) All cash amounts held or received by the Trust with respect to the Trust Property shall be applied by the Resident Trustee on the applicable Distribution Date in the following order:

          (i) first, to the extent not otherwise paid, to pay all amounts (if any) then due and payable to the Resident Trustee, pursuant to Sections 7.1 and
7.3 of this Deposit Trust Agreement;

          (ii) second, either (A) before receipt by the Resident Trustee of the Senior Note Payoff Notice, the Resident Trustee shall segregate an amount equal to the aggregate amount due on the Senior Notes on the next day set for payment thereof (whether it be principal, interest or otherwise), as specified from time to time by the Collateral Agent in a notice to the Resident Trustee (provided, however, that in no event shall the amount so segregated by the Resident Trustee with respect to any applicable Distribution Date exceed the amount owed by Valhi on the next day set for payment by Valhi under the Snake River Loan Notes), and on the due date of such payment, pay such amount to the Collateral Agent (or pursuant to payment instructions received by the Resident Trustee from the Collateral Agent) or (B) after receipt by the Resident Trustee of the Senior Note Payoff Notice, the Resident Trustee shall segregate an amount equal to $1,963,541.67 (the monthly amount of interest due on the Snake River Loan Notes), and on the last Business Day of such month pay such amount to the Secured Party;

          (iii) third, to the extent not otherwise paid, to pay all operating and administrative expenses of the Trust for which the Resident Trustee has received invoices;

          (iv) fourth, if the Resident Trustee shall not have received a Snake Loan Default Notice, all amounts remaining after payment (or segregation) of the amounts set forth in clauses (i) through (iii) above plus all amounts of interest on the amounts segregated under clause (ii) or otherwise received by the Resident Trustee since the last distribution pursuant to this clause (iv), to the Certificateholders on the same day when the Resident Trustee make the actual payment under clause (ii) above; and

          (v) fifth, if the Resident Trustee shall have received a Snake Loan Default Notice, all amounts remaining after payment (or segregation) of the amounts set forth in clauses (i) through (iv) above plus all amounts of interest on the amounts segregated under clause (ii) or otherwise received by the Resident Trustee since the last distribution pursuant to this clause (v) or clause (iv), to the Collateral Agent (before the receipt by the Resident Trustee of the Senior Note Payoff Notice) or to the Secured Party (after receipt by the Resident Trustee of the Senior Note Payoff Notice).

     Secured Party agrees and acknowledges that Valhi shall be given credit on the next day set for payment by Valhi under the Snake River Loan Notes for any amount segregated pursuant to clause (ii) above and not subsequently distributed to the Certificateholders."

     2.3 Section 2.6. Section 2.6 of this Deposit Trust Agreement is hereby amended in its entirety to read as follows:

"Further Assurances. The Certificateholders (and, after the receipt by the Resident Trustee of a Snake Loan Default Notice, the Collateral Agent, or, after receipt by the Resident Trustee of a Senior Note Payoff Notice, the Secured Party) may direct in writing a Trustee to execute and deliver, and such Trustee shall execute and deliver, all such other instruments, documents or certificates and take all such other actions as the Certificateholders or the Collateral Agent or the Secured Party, as applicable, may deem necessary or advisable to give effect to the transactions contemplated hereby, including, as applicable and without limitation, transactions contemplated by the Company Agreement or any of the Transaction Documents (as defined in the Note Purchase Agreement), and the taking of any such action by a Trustee in the presence of (or upon the written or oral request of (if such oral request is promptly confirmed in writing)) a Certificateholder or the Collateral Agent or the Secured Party, as applicable, or such person's counsel shall evidence, conclusively but not exclusively, the direction of such Certificateholder or the Collateral Agent or the Secured Party, as the case may be; provided, however, the Resident Trustee shall not be required to take any such action if it shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in the Resident Trustee incurring personal liability or is contrary to the terms hereof or of any document contemplated hereby to which the Trust or the Resident Trustee is a party or is otherwise contrary to law."

     2.4 Section 27. Section 2.7 of this Deposit Trust Agreement is hereby amended in its entirety to read as follows:

           "2.7 Duties of Trustees

     (a) Notwithstanding anything to the contrary contained in this Section 2.7 or elsewhere in this Deposit Trust Agreement, the Company Trustee shall not have any power or authority in respect of Section 2.4 or any power or authority to take any other actions hereunder which impair the ability of the Trust to receive payments in respect of the AGM Interest or to make the payments required by Section 2.4.

     (b) Subject to the limitations provided in the Company Agreement and in Sections 2.7(a), 2.7(h) and 2.8 and otherwise in this Deposit Trust Agreement, until receipt by the Resident Trustee of a Snake River Loan Default Notice, the Company Trustee shall have full and exclusive power and authority to carry out the purposes of the Trust. An action taken by the Company Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust; in dealing with the Company Trustee acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Company Trustee and may rely conclusively on the power and authority of the Company Trustee as set forth in this Deposit Trust Agreement. Without limiting the generality of the foregoing, and subject to any limitation contained in the Company Agreement, the Company Trustee shall have full and exclusive power and authority:

          (i) to manage and determine all of the business and affairs of the Trust, including, without limitation, making all decisions, not inconsistent with the terms of this Deposit Trust Agreement, with respect to Trust Property;

          (ii) to incur expenses which the Company Trustee reasonably deems necessary or incidental to carry out any of the purposes of this Deposit Trust Agreement;

          (iii) to execute all documents or instruments, perform all duties and exercise all powers, and do all things for and on behalf of the Trust which the Company Trustee deems necessary or incidental to the foregoing not inconsistent with the terms hereof; and

          (iv) to exercise all rights and actions with respect to the AGM Interest held as part of the Trust Property.

     (c) Subject to the limitations provided in Sections 2.7(a), 2.7(h) and 2.8, and otherwise in this Deposit Trust Agreement, the Company Trustee is authorized to execute on behalf of the Trust any documents which the Company Trustee has the power and authority to cause the Trust to execute pursuant to Section 2.7(b). The Company Trustee may, by power of attorney consistent with applicable law, delegate to any other Person its power for the purposes of signing any documents which the Company Trustee has power and authority to execute pursuant to this Deposit Trust Agreement.

     (d) A Trustee shall not have any right, power, duty or obligation to take or refrain from taking any action under or in connection with this Deposit Trust Agreement, except as expressly required or permitted by the terms of this Deposit Trust Agreement or as expressly directed in written instructions pursuant to Sections 2.6, 2.7(e), 2.7(f) or 2.7(h) hereof, and no implied powers, duties or obligations shall be read into this Deposit Trust Agreement against or on the part of any Trustee. A Trustee shall not be required to take any action if such Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability, or is contrary to the terms hereof or of any document contemplated hereby to which the Trust or the Trustee is party, or is otherwise contrary to law.

     (e) No Trustee shall take any action contrary to (or fail to take any action if such failure would be contrary to) this Deposit Trust Agreement, the Snake Pledge Agreement, the SPT Guaranty, the SPT Pledge Agreement, the Valhi Entity Pledge Agreement, the Company Agreement or any other document contemplated hereby or thereby to which the Trust is party, which the Trustee has Actual Knowledge (without any duty of inquiry), or has been advised by counsel, is in contravention of this paragraph (e).

     (f) Subject to the limitations provided in the Company Agreement and in Sections 2.7(a), 2.7(h) and 2.8, and otherwise in this Deposit Trust Agreement, the Resident Trustee will take such action or shall refrain from taking such action under this Deposit Trust Agreement or any document to which the Trust is a party as it shall be directed by the Company Trustee pursuant to an express provision of this Deposit Trust Agreement, which instruction shall be delivered by the Company Trustee in accordance with Section 8.4 hereof; provided that, upon receipt by the Resident Trustee of a Snake Loan Default Notice, (A) the Resident Trustee will take such action or shall refrain from taking such action under this Deposit Trust Agreement or any document to which the Trust is a party as it shall be directed by the Collateral Agent or Secured Party (if the Senior Note Payoff Notice has been received by the Resident Trustee) pursuant to an express provision of this Deposit Trust Agreement, which instruction shall be delivered by the Collateral Agent or Secured Party (if the Senior Note Payoff Notice has been received by the Resident Trustee) in accordance with Section 8.4 hereof and (B) notwithstanding anything to the contrary in this Deposit Trust Agreement the Resident Trustee shall not take any direction with respect to this Deposit Trust Agreement, the Trust or any document to which the Trust is a party from the Depositor, any Certificateholder (other than the Collateral Agent) or any other Person.

     (g) If, in performing its duties under this Deposit Trust Agreement, or any document to which it or the Trust is a party, the Resident Trustee determines that it requires or desires guidance regarding the application of any provision of this Deposit Trust Agreement or any such document, then the Resident Trustee shall promptly deliver a notice to the Company Trustee and the Secured Party (or, as applicable, if the Resident Trustee shall have received a Snake Loan Default Notice, to the Collateral Agent and the Secured Party (if the Senior Note Payoff Notice has not been received by the Resident Trustee) or to the Secured Party (if the Senior Note Payoff Notice has been received by the Resident Trustee) in accordance with Section 8.4 hereof requesting written instructions as to the course of action required by the Company Trustee, the Collateral Agent or Secured Party, as applicable, and any action taken by the Resident Trustee in reliance on such instruction shall be full and complete authorization and protection.

     (h) Prior to the time that the Resident Trustee shall have received a Snake Loan Default Notice, the Company Trustee shall make any determination or decision required pursuant to this Section 2.7, or, as applicable, at any time after the Resident Trustee shall have received a Snake Loan Default Notice, either the Collateral Agent (if the Senior Note Payoff Notice has not been received by the Resident Trustee) or the Secured Party (if the Senior Note Payoff Notice has been received by the Resident Trustee) shall make any determination or decision required pursuant to this Section 2.7, as reflected in instructions to the Resident Trustee delivered in accordance with Section 8.4 hereof. If the Resident Trustee does not receive such instructions within 10 Business Days after it has delivered notice pursuant to Section 2.7(g) and in accordance with Section 8.4, or such shorter period of time set forth in such notice, it shall refrain from taking any action with respect to the matters described in such notice.

     (i) The Resident Trustee shall furnish to the Certificateholders, the Collateral Agent and the Secured Party, promptly upon receipt thereof, a duplicate or copy of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Resident Trustee and relating to the Trust, this Deposit Trust Agreement or the other parties hereto; provided that the Resident Trustee need not forward documents to such Person if such Person originated the documents or furnished them to the Resident Trustee or is to receive any such documents from any Person other than the Resident Trustee according to an express provision hereof or under any document to which the Trust is a party.

     (j) Notwithstanding anything to the contrary contained in this Deposit Trust Agreement, the Resident Trustee shall not be required to take any such action if it shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in the Resident Trustee incurring personal liability or is contrary to the terms hereof or of any document contemplated hereby to which the Trust or the Resident Trustee is a party or is otherwise contrary to law. None of the Certificateholders, the Collateral Agent or Secured Party or the Company Trustee shall direct the Resident Trustee to take or refrain from taking any action contrary to this Deposit Trust Agreement, or any document contemplated hereby to which the Trust is a party, nor shall the Resident Trustee be obligated to follow any such direction, if given, which the Resident Trustee has Actual Knowledge (without any duty of inquiry), or has been advised by counsel, is in contravention of this paragraph (j)."

     2.5 Section 3.1. Section 3.1 of this Deposit Trust Agreement is hereby amended to add a new subsection (c) to read as follows:

     "(c) Notwithstanding any provision in this Deposit Trust Agreement to the contrary, and in addition to certain documents which the Company Trustee has previously been authorized or directed to execute, the Company Trustee is hereby authorized and directed, without the consent or approval of or other action by any Person, to (i) execute and deliver on behalf of the Trust, the Amended and Restated Company Agreement of the LLC dated as of October 14, 2005, the SPT Guaranty dated as of October 14, 2005 and the SPT Pledge Agreement dated as of October 14, 2005 and any UCC-1 financing statements requested by the Collateral Agent and (ii) perform all such agreements and the Company Agreement."


     2.6 Section 3.2(a). Section 3.2(a) of this Deposit Trust Agreement is hereby amended in its entirety to read as follows:

     "(a) Effective as of October 14, 2005 (the "Effective Date"), the Trust hereby confirms that it has granted to the Secured Party a first priority security interest in the Pledged Collateral (as defined in the SPT Pledge Agreement) as provided in the SPT Pledge Agreement. The Trust acknowledges and consents to the assignment by the Secured Party to the Collateral Agent of all of the Secured Party's rights under the SPT Pledge Agreement, including all rights in and to such Pledged Collateral."

     2.7. Section 7.1. A new clause (h) is hereby added to Section 7.1 of this Deposit Trust Agreement to read as follows:

     "(h) Notwithstanding anything to the contrary contained in this Section 7.1, with respect to, under, or in connection with any agreement, document or instrument related to or contemplated by this Deposit Trust Agreement and which the Company Trustee has executed and delivered in its individual capacity and not in its capacity as Company Trustee, the Company Trustee shall remain liable in its individual capacity to the other party or parties to any such agreement, document or instrument, in each case in accordance with the terms thereof, and the Company Trustee shall not be protected against any liability to Secured
Party or Collateral Agent for which the Company Trustee would otherwise be subject by reason of the Company Trustee's bad faith, willful misconduct or gross negligence."

     2.8 Section 8.12. Section 8.12 of this Deposit Trust Agreement is hereby amended in its entirety to read as follows:

     "8.12. Operations of the Trust. The Company Trustee will, and will cause the Trust to, at all times, (i) keep all records of the Trust in a form separate from the records of the Depositor, (ii) prepare and maintain, separate from the Depositor, all financial statements, accounting records and tax documents required of a Delaware statutory trust, (iii) keep the Trust's administrative activities separate from the Depositor's (including using stationery that does not resemble that of the Depositor), (iv) maintain bank accounts of the Trust in the name of the Trust, and separate in all respects from those of the Depositor and (v) otherwise maintain, to the extent necessary, the separate, distinct and independent legal existence of the Trust under the Business Trust Statute from the separate, distinct and independent legal existence of each of the Depositor and the Company Trustee in order to prevent any applicable court involving Federal or state bankruptcy, insolvency, reorganization or similar law from disregarding such separate, distinct and independent legal existence of the Trust or substantively consolidating the assets and liabilities of the Trust with the assets and liabilities of the Depositor or the Company Trustee if the Depositor or the Company Trustee become subject to the jurisdiction of any such court. Furthermore, if the Depositor and the Company Trustee become subject to the jurisdiction of any applicable court involving Federal or state bankruptcy, insolvency, reorganization or similar law, the Resident Trustee will, and will cause the Trust to, at all times, continue to segregate and distribute all cash amounts held or received by the Trust with respect to the Trust Property pursuant to the provisions of Section 2.4 of this Deposit Trust Agreement, provided, however, that the Resident Trustee shall have no duty or obligation to take such action, nor any liability for or in respect of such action or inaction, as the case may be, to the extent the Resident Trustee shall have become prevented from doing so pursuant to a final order of any such court or to the extent the Resident Trustee is otherwise permitted to refrain from taking such action pursuant to the provisions of this Deposit Trust Agreement, including without limitation the provisions of Section 2.7(j) herein."


Section 3. REPRESENTATIONS AND WARRANTIES OF ASC. ASC, in its capacity as the Depositor and as the Company Trustee, represents and warrants that:

     (a) ASC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified as a foreign corporation and is in good standing in all additional jurisdictions where such qualification is necessary under applicable law, and has the corporate power and authority to own the properties it purports to own and to execute and deliver this First Amendment and to perform the provisions hereof.

     (b) The execution and delivery of this First Amendment by ASC and the performance by ASC of its obligations under this First Amendment does not and will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any of the Trust Property under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which it is bound or by which ASC or the Trust Property may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to ASC or the Trust Property or
(iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to ASC or the Trust Property.

     (c) Except as have been obtained, no consent, approval or authorization of, or registration, filing or declaration with, any governmental authority or any nongovernmental Person or entity, including, without limitation, any creditor, lessor or stockholder, is required in connection with the execution, delivery or performance by ASC of this Deposit Trust Agreement or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Deposit Trust Agreement.

     (d) This First Amendment has been duly authorized by all necessary corporate action on the part of ASC, and this Deposit Trust Agreement is the legal, valid and binding obligation of ASC, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, or general principles of equity.

     (e) There are no actions, suits or proceedings (including, without limitation, arbitration and administrative proceedings) pending or, to the knowledge of ASC or any officer of ASC, threatened against or affecting ASC or the Trust Property in any court or before any arbitrator of any kind or before or by any governmental authority that, individually or in the aggregate, if determined adversely to ASC, could materially and adversely affect the ability of ASC to perform its obligations under this Deposit Trust Agreement, and, to the best knowledge of ASC or any officer of ASC, there is no basis for any such action, suit or proceeding.

     (f) ASC is not in default under any term of any agreement or instrument to which it is a party or by which it or the Trust Property is bound, or any order, judgment, decree or ruling of any court, arbitrator or governmental authority or is in violation of any applicable law, ordinance, rule or regulation of any governmental authority which violation or default, individually or in the aggregate, could materially and adversely affect the ability of ASC to perform its obligations under this Deposit Trust Agreement.

Section 4 REPRESENTATIONS AND WARRANTIES OF WILMINGTON. Wilmington, in its capacity as the Resident Trustee, represents and warrants that:

     (a) Wilmington is a banking corporation organized under the laws of the State of Delaware, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorization, consents and approvals required under the laws of the State of Delaware to carry on its trust business as now conducted.

     (b) The execution, delivery and performance by Wilmington, in its capacity as Resident Trustee, of this First Amendment is within the corporate power of Wilmington, have been duly authorized by all necessary corporate action on the part of Wilmington (no action by its shareholders being required) and do not and will not (i) violate or contravene any judgment, injunction, order or decree binding on Wilmington or (ii) violate, contravene or constitute a default under any provision of the certificate of incorporation or by-laws of Wilmington or of any material agreement, contract, mortgage or other instrument binding on Wilmington or (iii) result in the creation or imposition of any lien on the Trust Property, attributable to Wilmington which is not related to the administration of the Trust or the transactions pursuant to this First Amendment or contemplated by this First Amendment.

Section 5 MISCELLANEOUS.

     Section 5.1. SEVERABILITY. If any one or more of the covenants, agreements, provisions or terms of this First Amendment shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this First Amendment and shall in no way affect the validity or enforceability of the other provisions of this First Amendment or of the Certificates of Beneficial Interest or the rights of the Trustees or Certificateholders or of the Secured Party or of the Collateral Agent.

     Section 5.2. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES), AND ALL LAWS OR RULES OF CONSTRUCTION OF SUCH STATE SHALL GOVERN THE RIGHTS OF THE PARTIES TO THIS FIRST AMENDMENT AND THE INTERPRETATION OF THE PROVISIONS OF THIS FIRST AMENDMENT.

     Section 5.3. COUNTERPARTS. This First Amendment may be executed and delivered in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument.

     Section 5.4. HEADINGS. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

     Section 5.5. CONCERNING THE RESIDENT TRUSTEE.

     (a) The Company Trustee hereby authorizes, empowers and directs the Resident Trustee to execute and deliver this First Amendment and any and all documents and/or instruments as may be necessary, desirable or convenient in connection with, incidential to, or contemplated by this First Amendment. The Company Trustee hereby certifies and confirms (i) that it is the sole Certificateholder under the Deposit Trust Agreement, and (ii) that the foregoing authorization and direction and the execution and delivery of such documents are required or permitted under the Deposit Trust Agreement, are not contrary to the terms of the Deposit Trust Agreement or of any document contemplated by the Deposit Trust Agreement to which the Trust or the Resident Trustee is a party, or is otherwise contrary to law, and are covered by the indemnification provided under the Deposit Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this First Amendment has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Resident Trustee and in no event shall Wilmington Trust Company in its individual capacity or as Resident Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust or any other Person hereunder or other documents delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this First Amendment, in the performance of any duties or obligations of the Resident Trustee hereunder, the Resident Trustee shall be entitled to the benefits of the terms and provisions of the Deposit Trust Agreement.


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


     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first above written.


ASC HOLDINGS, INC., as Depositor and Company Trustee

By:      /s/Gregory M. Swalwell
        --------------------------------------------------
         Gregory M. Swalwell
         Vice President


WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Resident Trustee

By:      /s/Charrise Rodgers
         --------------------------------------------------
         Charrise Rodgers
         Vice President



ACKNOWLEDGED BY:


SNAKE RIVER SUGAR COMPANY, as Secured Party

By:      /s/Dave Budge
         ---------------------------------------------------
         Dave Budge
         Vice President



NORTHWEST FARM CREDIT SERVICES, FLCA, as Collateral Agent

By:      /s/Jack Hetherington
         ---------------------------------------------------
         Jack Hetherington
         Vice President